                                    EXHIBIT 10




                                ARTHUR ANDERSEN LLP


                      CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) included in or made a part of this Registration Statement File No. 333-69491 for Hartford Life and Annuity Insurance Company Separate Account Three on Form N-4.

Hartford, Connecticut                   /s/ Arthur Andersen LLP
April 12, 1999